The Torray Fund
Ticker:  TORYX

Supplement dated May 13, 2019 to the
Prospectus for the Fund dated April 30, 2019

The Prospectus, dated April 30, 2019, of The Torray Fund (the “Fund”) is hereby amended to reflect the updated information that follows (to correct an inadvertent typographical error).

Effective immediately, the first sentence under the bar chart located on page 3 of the Prospectus is revised as follows:

“During the period covered by this bar chart, the Fund’s highest return for a calendar quarter was 15.78% in the third quarter of 2009, and the lowest return for a calendar quarter was -12.04% in the third quarter of 2011.”

This supplement should be retained with your Prospectus for future reference.

Further Information

For further information, please contact the Fund toll-free at 1-800-626-9769. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by calling the Fund’s toll-free at the number above or by visiting the Fund’s website at https://funds.torray.com/literature.html.